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                                                                    EXHIBIT 99.2


                                 AMENDMENT NO. 2
                                       TO
                            ASSET PURCHASE AGREEMENT
                                      AMONG
                               GANNETT CO., INC.,
                      COMBINED COMMUNICATIONS CORPORATION,
                             GANNETT TRANSIT, INC.,
                       SHELTER MEDIA COMMUNICATIONS, INC.,
                   GANNETT INTERNATIONAL COMMUNICATIONS, INC.,
                                       AND
                              OUTDOOR SYSTEMS, INC.
              DATED JULY 9, 1996 AND AMENDED AS OF AUGUST 12, 1996
                          ("ASSET PURCHASE AGREEMENT")


         This Amendment No. 2 is made as of August 19, 1996, among the undersigned parties to the Asset Purchase Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement. The undersigned wish to amend the Asset Purchase Agreement to change the Closing Date, and in consideration of the mutual covenants agree as follows:

         1. Section 2.1 of the Asset Purchase Agreement is amended by deleting the term "August 26, 1996" and substituting therefor "August 22, 1996," such that the section shall in its entirety read as follows:

              "2.1. Time and Place of Closing. The closing (the "Closing") of the sale and purchase of the Assets and the Shares shall be held in the offices of Gannett at 1100 Wilson Boulevard, Arlington, Virginia 22234 on the date (the "Closing Date") that is the later of (i) August 22, 1996 or (ii) such other time and place as shall be mutually agreed upon by the parties."

         2. Notwithstanding anything to the contrary contained in the Asset Purchase Agreement, for purposes of preparing the Closing Date Balance Sheet and determining the Purchase Price adjustment (including prorations) pursuant to Sections 1.4(a), (b) and (c) of the Asset Purchase Agreement, the Closing Date shall be deemed to be August 23, 1996 and the Closing shall be deemed to have occurred as of the closing of business on such date. For all other purposes of the Asset Purchase Agreement, the Closing and the Closing Date shall remain as defined in Section 2.1.

         3. Section 10.2(d) of the Asset Purchase Agreement is amended by deleting the fifth sentence of such section and by substituting therefor the following:

              For purposes of this Section 10.2(d), employees of the Division hired by Buyer shall be construed to mean only those employees of the Division hired by Buyer who remain in the employ of Buyer
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              through a date, selected by the Seller, that is no less than fifteen days prior to the date that the transfer of assets contemplated herein is effected. The Seller shall provide Buyer with adequate prior written notice of the date it selects pursuant to the immediately preceding sentence and Buyer shall identify to the Seller those employees who continue to be employed by Buyer as of that date.

         4. The terms of this Amendment No. 2 shall be in addition to and shall in no way impair the full force and effect of the Asset Purchase Agreement (except as specifically amended herein).

         5. This Amendment No. 2 may be executed by the parties in as many counterparts as may be deemed necessary and convenient and by the different parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         6. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the state of Delaware.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
2 as of the date first above written.

GANNETT INTERNATIONAL                       GANNETT CO., INC.
 COMMUNICATIONS, INC.


By:/s/ Jimmy L. Thomas                         By:/s/ Jimmy L. Thomas
   --------------------------------            ---------------------------------
   Jimmy L. Thomas                             Jimmy L. Thomas
   Vice President and Treasurer                Senior Vice President/Financial
                                               Services and Treasurer

OUTDOOR SYSTEMS, INC.                       COMBINED COMMUNICATIONS
                                            CORPORATION

By:/s/ William S. Levine                       By:/s/ Jimmy L. Thomas
   --------------------------------            ---------------------------------
   William S. Levine                           Jimmy L. Thomas
   Chairman                                    Vice President and Treasurer


                                            GANNETT TRANSIT, INC.

                                            By:/s/ Jimmy L. Thomas
                                               ---------------------------------
                                               Jimmy L. Thomas
                                               Treasurer


                                            SHELTER MEDIA
                                             COMMUNICATIONS, INC.

                                            By:/s/ Jimmy L. Thomas
                                               ---------------------------------
                                               Jimmy L. Thomas
                                               Treasurer

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